Exhibit 31

Certification Pursuant to Section 302

of the Sarbanes-Oxley Act of 2002

I, Martin Shen, certify that:

1.	I have reviewed Amendment No. 1 to the Annual Report on Form 10-K of Fingermotion, Inc.; and

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: June 27, 2019	By:	/s/ Martin Shen
Martin Shen, Chief Executive Officer
(principal executive officer and principal financial officer)